Exhibit 99.1

1Q2020 FINANCIAL RESULTS April 30, 2020

FORWARD LOOKING STATEMENTS This presentation may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements, in addition to historical information, which involve risk and uncertainties, are based on the beliefs, assumptions and expectations of management of the Company. Words such as “expects,” “believes,” “should,” “plans,” “anticipates,” “will,” “potential,” “could,” “intend,” “may,” “outlook,” “predict,” “project,” “would,” “estimated,” “assumes,” “likely,” and variation of such similar expressions are intended to identify such forward-looking statements. Examples of forward looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Company, including earnings growth; revenue growth in retail banking, lending and other areas; origination volume in the consumer, commercial and other lending businesses; current and future capital management programs; non-interest income levels, including fees from the title abstract subsidiary and banking services as well as product sales; tangible capital generation; market share; expense levels; and other business operations and strategies. The Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. Factors that could cause future results to vary from current management expectations include, but are not limited to, changing economic conditions; legislative and regulatory changes, including increases in FDIC insurance rates; monetary and fiscal policies of the federal government; changes in tax policies; rates and regulations of federal, state and local tax authorities; changes in interest rates; deposit flows; the cost of funds; demand for loan products; demand for financial services; competition; the Company’s ability to successfully integrate acquired entities; changes in the quality and composition of the Bank’s loan and investment portfolios; changes in management’s business strategies; changes in accounting principles, policies or guidelines; changes in real estate values; expanded regulatory requirements as a result of the Dodd-Frank Act, which could adversely affect operating results; and other factors discussed under Item 1A., Risk Factors, and in quarterly and other reports filed by the Company with the Securities and Exchange Commission. In addition, the COVID-19 pandemic is having an adverse impact on the Company, its customers and the communities it serves. The adverse effect of the COVID-19 pandemic on the Company, its customers and the communities where it operates may adversely affect the Company’s business, results of operations and financial condition for an indefinite period of time. The forward-looking statements of our Annual Report on Form 10-K, are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. 2

MISSION STATEMENT To Be the Preeminent Community Bank in Our Markets, Providing Added Value and Superior Customer Service. 3

OUR RESPONSE TO COVID-19 4 Communities ▪Provided $260 thousand in grants to non-profit partners working on the COVID-19 relief effort in our footprint ▪Grants focused on organizations working to address meeting the basic needs of vulnerable populations, providing emergency food, and health services ▪Partnering with local governments and community organizations to help coordinate emergency relief ▪Provided Paycheck Protection Program loans to hundreds of non-profit partners ▪Set aside a portion of fees generated by the PPP to increase funding for local organizations. Customers ▪Fee waivers ▪Moratoriums – 275 loans for $371.6 million ▪Case-by-Case help – 79 relief loans for $4.2 million ▪Paycheck Protection Program – Funded over 3,500 loans for more than $900 million Employees ▪Approximately 300 employees working remotely ▪Branch network continues to operate with drive-up, appointment banking, and reduced hours ▪Branch employees receive 100% weekly pay regardless of hours worked ▪All front-line employees received special payments ▪Enhanced facility cleaning protocols ▪Additional PTO for employees required to quarantine

1ST QUARTER 2020 OVERVIEW EARNINGS • EPS of $0.47 •v $0.71 Q4 2019 •v $0.65 Q1 2019 NET INTEREST MARGIN • NIM 3.26% • v 3.26% Q4 2019 • v 3.29% Q1 2019 March NIM 3.29% PROVISION • Adopted and stuck with CECL • $1.6 million day-1 CECL adjustment to ACL • $5 million provision in Q1 ($4 million related to COVID -19 crisis) 5

BALANCE SHEET Balance Sheet $ in thousands Assets Cash and cash equivalents Securities Loans held for sale Loans held for investment Allowance for credit losses Loans held for investment, net Other Assets Total Assets 1Q 2020 Highlights Mar-20 Dec-19 Mar-19 ▪ Bolstered liquidity in light of uncertainty at quarter-end $ 234,182 703,863 12,643 3,762,130 (39,215) $ 117,194 804,808 12,643 3,680,285 (32,786) $ 100,457 885,031 - 3,391,104 (31,784) ▪ Borrowed $100 million @ -0.30% 3,722,915 387,269 3,647,499 339,376 3,359,320 330,401 ▪ Lower yielding investments continue to decline $ 5,060,872 $ 4,921,520 $ 4,675,209 ▪ C&I loans up after CRE-heavy Q4 Liabilities and stockholders' equity Non-interest bearing deposits Interest bearing deposits Total deposits Total borrowings Other Liabilities Total liabilities Total stockholders' equity Total Liabilities and stockholders' equity $ 1,481,552 2,574,183 $ 1,518,958 2,295,689 $ 1,313,947 2,411,517 ▪ IPC deposits up 10% annualized 4,055,735 370,150 141,734 3,814,647 514,919 94,800 3,725,464 409,753 74,989 ▪ DDA as % of IPC holds at 46% 4,567,619 4,424,366 4,210,206 493,253 497,154 465,003 ▪ Repurchased 180K shares at a cost of $4.6 million $ 5,060,872 $ 4,921,520 $ 4,675,209 6

INCOME STATEMENT Income Statement 1Q2020 Highlights Three Months Ended ▪ $ in thousands Interest income Interest expense Net interest income Provision for credit losses NII after provision for credit losses Non-interest income: Service charges and other fees Title fees Gain on sale of SBA loans Bank owned life insurance Loan swap fees Other income Total non-interest income Non-interest expense: Salaries and employee benefits Occupancy and equipment Amortization of other intangible assets Other expense Total non-interest expense Income before income taxes Income tax expense Net Income Mar-20 $ 44,602 7,952 Dec-19 $ 44,320 8,672 Mar-19 $ 44,515 10,192 Net Interest Income up $1 million Quarter-Over-Quarter (QOQ) 36,650 5,000 35,648 600 34,323 600 ▪ NIM stays at 3.26% 31,650 35,048 33,723 2,500 329 371 548 1,231 238 2,487 571 322 560 4,260 226 2,428 306 217 553 1,115 599 ▪ Provision increase to $5 million - $4 million due to COVID-19 ▪ Service Charges up Quarter-Over-Quarter and Year-Over-Year 5,217 8,426 5,218 15,549 3,499 181 5,614 15,011 3,791 182 6,348 13,280 3,531 213 5,575 ▪ Title, SBA, and Swap income up Year-Over-Year 24,843 12,024 2,676 25,332 18,142 3,934 22,599 16,342 3,415 ▪ Non-Interest Expense down Quarter-Over-Quarter $ 9,348 $ 14,208 $ 12,927 7

COVID-19/CECL ($ in millions) Allowance for Credit Losses (ACL) 1stQ Provision $5.0 $39.2 $(0.2) Coverage 12/31/2019 1/1 CECL Adoption 1/1/2020 1stQ Net Charge-offs Other 1stQ Impacts COVID-19 Impact 3/31/2020 ▪ The increase in the 1stQ ACL is primarily related to the reasonable and supportable forecast component of the newly adopted CECL standard which includes the impact of COVID-19 coupled with increased draws on lines of credit in March as a result of the pandemic ▪ Other 1stQ impacts include an increase in specific reserves, provision for charge-offs, and changes in other qualitative factors resulting from changes in the portfolio 8 $32.8$1.6$34.4 1.04% 0.94% % 0.89% $4.0 $1.0

COVID-19 ENHANCED CREDIT EXPOSURE ($ in millions) Above industries were identified based on potential risk to cash flow due to the Coronavirus pandemic ▪ 9 Industry Exposure % of Loans Hotels $66.4 1.8% Restaurants $45.5 1.2% Passenger Transportation $36.7 1.0% Leisure $31.3 0.8% Museums $17.4 0.5% Catering $9.4 0.3% Total $206.7 5.5%

COVID-19 RESPONSE ▪ Moratoriums & Forbearance ▪ 275 Loan Moratoriums were completed totaling $371.6MM (9.9% of total loan balances) in exposure Moratoriums are further broken down into the following categories: # Loans $ Loans % of Category • • • • Commercial Real Estate : Multifamily: Commercial & Industrial: Residential/Consumer: 82 loans 16 loans 110 loans 67 loans $219.7MM $76.4MM $37.7MM $37.8MM 13.0% 9.6% 5.0% 7.4% ▪ 79 loans were funded in the Loan Relief program totaling $4.2MM with an average loan size of $53K ▪ Participated in Paycheck Protection Program 10 Data as of April 27, 2020

PAYCHECK PROTECTION PROGRAM (PPP) Total $926MM Mean: $248K Median: $83K Top 5 Industries: Construction, Professional, Manufacturing, Accommodation/Food, and Administrative 11 Data as of April 29, 2020